Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Long Term Global Growth Fund

(the “Fund”)

Supplement dated December 10, 2025 to the Prospectus,
dated April 30, 2025, as supplemented or revised from time to time.

Effective immediately:

1.	The third paragraph of the section titled “Principal Investment Strategies” relating to the Fund in the “Fund Summaries” section of the Prospectus is hereby restated in its entirety as follows:

The Fund does not apply specific constraints with respect to market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S.

2.	The fourth paragraph of the “Investment Strategies” disclosure relating to the Fund under the “Principal Investment Strategies” heading under the “Additional Information about Principal Strategies and Risks” section in the Prospectus is hereby restated in its entirety as follows:

The Fund does not apply specific constraints with respect to market capitalization and may participate in IPOs and in securities offerings that are not registered in the U.S. Under normal circumstances, the Fund aims to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or in connection with purchases of or redemptions from the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE